UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 22, 2012


                       ENVISION SOLAR INTERNATIONAL, INC.
         ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          NEVADA                    333-147104                 26-1342810
---------------------------- ------------------------- -------------------------
(State or other Jurisdiction  (Commission File Number)       (IRS Employer
      of Incorporation)                                    Identification No.)


               7675 DAGGET STREET, SUITE 150, SAN DIEGO, CA 92111
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (858) 799-4583



         ---------------------------------------------------------------
          (Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o    Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

o    Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01:  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
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         On  September 6, 2011,  Envision  Solar  International,  Inc., a Nevada
corporation (the "Company") entered into a loan agreement and corresponding convertible promissory note in the original principal amount of $1,000,000 with an investor (the "Lender"). The note bears simple interest at an annual rate of nine percent (9%) with all principal and accrued interest payable on or before December 31, 2012, unless sooner converted into common stock. Under the original note, the holder could convert any amount due under the note into shares of the Company's common stock at any time six months after the note was issued, at a conversion price of $0.29 per share.

         On March 22, 2012, the Company and the Lender agreed to amend the note so that upon its conversion into common stock, the note holder would be issued, for accrued interest only, a number of shares of the Company's common stock calculated with a conversion price of the closing sale price of the Company's common stock on the OTC Bulletin Board on the date of the notice of conversion. The original conversion price of $0.29 per share for all outstanding principal remains unaltered. On March 22, 2012, the Lender submitted a conversion notice to the Company for the entire outstanding balance of the convertible promissory note. Accordingly, the Company will issue a total of 3,647,591 shares of its common stock to the Lender, and the indebtedness evidenced by the note will be entirely extinguished.


ITEM 9.01:  FINANCIAL STATEMENTS AND EXHIBITS.
----------------------------------------------

         (d)  Exhibits

              None.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                               ENVISION SOLAR INTERNATIONAL, INC.


March 23, 2012                 By: /s/ Desmond Wheatley
                                   --------------------
                               Desmond Wheatley, Chief Executive Officer









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